UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                   ----------

               Date of Report:            August 3, 2004
                                ---------------------------------
                                (Date of earliest event reported)

                              TechTeam Global, Inc.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

              Delaware                    0-16284               38-2774613
-------------------------------        ------------       ----------------------
(State or other jurisdiction of        (Commission           (I.R.S. Employer
incorporation)                         File Number)       Identification Number)

          27335 West 11 Mile Road
           Southfield, Michigan                                   48034
 ----------------------------------------                      ----------
 (Address of principal executive offices)                      (Zip Code)

                                 (248) 357-2866
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

Item 5. Other Events and Regulation FD Disclosure.

        On August 3, 2004, TechTeam Global, Inc. issued a press release announcing the appointment of Marc J. Lichtman, age 37, as Vice President of Accounting Operations and Chief Accounting Officer. Mr. Lichtman joined TechTeam in December 2003 as Global Corporate Controller. From June 2002 to May 2003, he served as a principal in the Assurance and Advisory Business Services Practice of Ernst & Young LLP in Ann Arbor, Michigan. From August 1999 to September 2001, Mr. Lichtman was a senior manager in the Assurance and Business Advisory Practice of Arthur Andersen LLP in Ann Arbor, Michigan, and served as a partner in the firm from September 2001 to June 2002. The press release is attached as Exhibit 99, and is incorporated by reference.

Item 7. Financial Statements and Exhibits.

        (a) Financial statements of business acquired.

                          Not applicable.

        (b) Pro forma financial information.

                          Not applicable.
        (c) Exhibits.

            99  Press Release of TechTeam Global, Inc., dated August 3, 2004

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          TECHTEAM GLOBAL, INC.

                                          By: /s/ Michael A. Sosin
                                              ----------------------------------
                                                  Michael A. Sosin
                                                  Secretary

Date: August 3, 2004


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

                                  EXHIBIT INDEX
                                  -------------

Exhibit No.   Description
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    99        Press Release of TechTeam Global, Inc., dated August 3, 2004.


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